Exhibit 99.1

AmeriCredit Financial Services, Inc.

Composition of the Receivables

2011-2 Final Cut

4/4/2011*

	New	Used	Total

Aggregate Principal Balance (1)	$402,740,660.63	$605,222,227.03	$1,007,962,887.66

Number of Receivables in Pool	22,016	48,599	70,615

Percent of Pool by Principal Balance	39.96%	60.04%	100.00%

Average Principal Balance	$18,293.09	$12,453.39	$14,274.06
Range of Principal Balances	($274.68 to $78,319.93)	($251.01 to $61,581.63)

Weighted Average APR (1)	13.24%	16.82%	15.39%
Range of APRs	(1.20% to 26.50%)	(3.20% to 29.99%)

Weighted Average Remaining Term	64	58	60
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )

Weighted Average Original Term	72	68	69
Range of Original Terms	(36 to 72 months )	(24 to 72 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by Score as of the Cutoff Date

	AmeriCredit Score (1)	Percent of Aggregate Principal Balance (2)	Credit Bureau Score (3)	Percent of Aggregate Principal Balance (2)
	<215	4.97%
	215-224	12.30%	<540	24.76%
	225-244	37.05%	540-599	45.64%
	245-259	25.53%	600-659	25.31%
	260+	20.15%	660+	4.28%

Weighted Average Score	243		574

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of loans originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experien credit reports depending on the location of the obligor. Credit Bureau Scores may not be available for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Financial Services, Inc.

Distribution of the Receivables by APR as of the Cutoff Date

2011-2 Final Cut

4/4/2011*

APR Range	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
1.000%-1.999%	94,420.17	0.01%	4	0.01%
2.000%-2.999%	244,050.07	0.02%	11	0.02%
3.000%-3.999%	2,391,973.34	0.24%	104	0.15%
4.000%-4.999%	2,152,808.45	0.21%	100	0.14%
5.000%-5.999%	10,999,931.97	1.09%	425	0.60%
6.000%-6.999%	9,859,566.94	0.98%	474	0.67%
7.000%-7.999%	24,292,171.65	2.41%	990	1.40%
8.000%-8.999%	27,927,329.89	2.77%	1,384	1.96%
9.000%-9.999%	32,465,805.89	3.22%	1,889	2.68%
10.000%-10.999%	47,920,070.03	4.75%	2,940	4.16%
11.000%-11.999%	57,704,201.04	5.72%	3,538	5.01%
12.000%-12.999%	72,289,301.98	7.17%	4,573	6.48%
13.000%-13.999%	79,758,382.47	7.91%	5,286	7.49%
14.000%-14.999%	92,318,624.58	9.16%	6,131	8.68%
15.000%-15.999%	85,388,237.33	8.47%	5,927	8.39%
16.000%-16.999%	92,545,467.66	9.18%	6,595	9.34%
17.000%-17.999%	83,823,763.52	8.32%	6,655	9.42%
18.000%-18.999%	104,058,779.68	10.32%	8,341	11.81%
19.000%-19.999%	49,971,195.07	4.96%	4,103	5.81%
20.000%-20.999%	46,100,575.91	4.57%	3,855	5.46%
21.000%-21.999%	36,809,295.98	3.65%	3,192	4.52%
22.000%-22.999%	20,931,067.76	2.08%	1,792	2.54%
23.000%-23.999%	14,777,197.70	1.47%	1,221	1.73%
24.000%-24.999%	9,977,726.27	0.99%	834	1.18%
25.000%-25.999%	2,074,911.99	0.21%	166	0.24%
26.000%-26.999%	877,326.57	0.09%	67	0.09%
27.000%-27.999%	140,001.36	0.01%	11	0.02%
28.000%-28.999%	32,431.75	0.00%	3	0.00%
29.000%-29.999%	36,270.64	0.00%	4	0.01%

TOTAL	1,007,962,887.66	100.00%	70,615	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Financial Services, Inc.

Distribution of the Receivables by Geographic Location of Obligor

2011-2 Final Cut

4/4/2011*

Geographic Location	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	16,264,605.62	1.61%	1,171	1.66%
Alaska	1,229,393.80	0.12%	79	0.11%
Arizona	24,615,692.36	2.44%	1,561	2.21%
Arkansas	10,327,775.48	1.02%	759	1.07%
California	93,725,241.48	9.30%	6,414	9.08%
Colorado	20,556,944.93	2.04%	1,265	1.79%
Connecticut	6,491,678.51	0.64%	532	0.75%
Delaware	4,488,622.70	0.45%	320	0.45%
District of Columbia	1,743,862.81	0.17%	123	0.17%
Florida	102,275,134.31	10.15%	7,154	10.13%
Georgia	31,968,453.42	3.17%	2,233	3.16%
Hawaii	2,998,085.20	0.30%	216	0.31%
Idaho	1,813,122.59	0.18%	138	0.20%
Illinois	42,616,359.79	4.23%	2,974	4.21%
Indiana	21,144,652.63	2.10%	1,522	2.16%
Iowa	5,425,320.85	0.54%	405	0.57%
Kansas	4,909,929.05	0.49%	345	0.49%
Kentucky	12,880,224.30	1.28%	988	1.40%
Louisiana	17,965,651.99	1.78%	1,296	1.84%
Maine	3,580,111.39	0.36%	315	0.45%
Maryland	25,957,407.94	2.58%	1,649	2.34%
Massachusetts	15,355,481.10	1.52%	1,152	1.63%
Michigan	33,786,451.76	3.35%	2,340	3.31%
Minnesota	10,252,207.45	1.02%	770	1.09%
Mississippi	9,290,863.96	0.92%	793	1.12%
Missouri	18,784,871.31	1.86%	1,348	1.91%
Montana	1,074,497.92	0.11%	63	0.09%
Nebraska	3,430,232.85	0.34%	220	0.31%
Nevada	6,794,523.35	0.67%	510	0.72%
New Hampshire	3,821,853.29	0.38%	300	0.42%
New Jersey	23,734,499.90	2.35%	1,683	2.38%
New Mexico	11,177,205.20	1.11%	680	0.96%
New York	35,826,457.20	3.55%	2,714	3.84%
North Carolina	31,056,173.53	3.08%	2,269	3.21%
Ohio	40,598,881.39	4.03%	3,355	4.75%
Oklahoma	12,590,707.53	1.25%	821	1.16%
Oregon	4,883,876.96	0.48%	391	0.55%
Pennsylvania	49,660,023.63	4.93%	3,743	5.30%
Rhode Island	2,212,734.13	0.22%	205	0.29%
South Carolina	13,267,338.42	1.32%	1,025	1.45%
South Dakota	1,406,540.97	0.14%	94	0.13%
Tennessee	15,580,135.38	1.55%	1,144	1.62%
Texas	147,588,845.00	14.64%	9,094	12.88%
Utah	2,699,733.95	0.27%	191	0.27%
Virginia	21,242,296.11	2.11%	1,478	2.09%
Washington	14,452,237.84	1.43%	970	1.37%
West Virginia	9,304,517.45	0.92%	627	0.89%
Wisconsin	11,100,952.22	1.10%	910	1.29%
Wyoming	2,105,961.21	0.21%	104	0.15%
Other (3)	1,904,515.50	0.19%	162	0.23%

TOTAL	$1,007,962,887.66	100.00%	70,615	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.

2011-2 Final Cut

Distribution by Manufacturer

Manufacturer	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
BMW	$11,299,155.17	1.12%	529	0.75%
Buick	10,466,262.93	1.04%	763	1.08%
Cadillac	19,101,755.30	1.90%	927	1.31%
Chevrolet	275,558,579.23	27.34%	16,469	23.32%
Chrysler	32,707,824.50	3.24%	2,855	4.04%
Dodge	81,659,985.20	8.10%	6,185	8.76%
Ford	111,690,842.75	11.08%	8,841	12.52%
GMC	45,883,255.12	4.55%	2,213	3.13%
Honda	26,849,688.55	2.66%	1,989	2.82%
Hyundai	31,408,698.13	3.12%	2,596	3.68%
Jeep	32,888,175.41	3.26%	2,242	3.17%
Kia	61,208,371.32	6.07%	4,666	6.61%
Mazda	15,004,698.24	1.49%	1,172	1.66%
Mercedes	12,494,155.75	1.24%	614	0.87%
Mitsubishi	15,494,137.50	1.54%	1,228	1.74%
Nissan	72,055,387.28	7.15%	5,088	7.21%
Pontiac	20,369,482.81	2.02%	2,315	3.28%
Saturn	11,370,651.80	1.13%	1,239	1.75%
Toyota	48,054,981.09	4.77%	3,504	4.96%
Volkswagen	10,217,064.27	1.01%	779	1.10%
Other (3)	62,179,735.31	6.17%	4,401	6.23%

Total	$1,007,962,887.66	100.00%	70,615	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	Aggregate Principal Balance of less than 1% per manufacturer.

Distribution of the Automobile Loan Contracts by Vehicle Segment

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$7,827,108.61	0.78%	838	1.19%
Full-Size Van/Truck	$151,501,071.94	15.03%	7,988	11.31%
Full-Size SUV	$68,357,531.85	6.78%	3,402	4.82%
Mid-Size Car	$263,580,450.14	26.15%	19,922	28.21%
Mid-Size SUV	$238,146,533.78	23.63%	15,619	22.12%
Economy/Compact Car	$152,910,556.28	15.17%	13,644	19.32%
Compact Van/Truck	$57,848,416.04	5.74%	5,236	7.41%
Sports Car	$66,932,026.90	6.64%	3,923	5.56%
Segment Unavailable (4)	859,192.12	0.09%	43	0.06%

Total	$1,007,962,887.66	100.00%	70,615	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time of the statistic

LTV Distribution:

LTV Distribution(1)	Pct. Of Total (2)
<100	28.70%
100-109	22.39%
110-119	22.37%
120-129	16.48%
130-139	8.13%
140-149	1.67%
150+	0.25%

Total	100.00%

Weighted Average LTV	109%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the value of the vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or
(2)	Wholesale LTV was not available or could not be calculated on certain loans and these loans are not included in the table above. Since these loans are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total

Delinquency Experience Regarding the Final Pool

Number of times ever 31 to 60 days delinquent	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Number of Automobile Loan Contracts	Percent of Number of Automobile Loan Contracts
0	$883,758,585.95	87.68%	51,316	72.67%
1	11,692,267.54	1.16%	1,837	2.60%
2+	112,512,034.17	11.16%	17,462	24.73%

Total	$1,007,962,887.66	100.00%	70,615	100.00%

Number of times ever 61 to 90 days delinquent
0	$937,087,208.94	92.97%	60,198	85.25%
1	16,746,216.51	1.66%	2,698	3.82%
2+	54,129,462.21	5.37%	7,719	10.93%

Total	$1,007,962,887.66	100.00%	70,615	100.00%

Number of times ever greater than 91 days delinquent
0	$985,900,355.17	97.81%	67,418	95.47%
1	12,853,654.99	1.28%	1,922	2.72%
2+	9,208,877.50	0.91%	1,275	1.81%

Total	$1,007,962,887.66	100.00%	70,615	100.00%